USAA
EAGLE
LOGO (r)
INFORMATION STATEMENT
REGARDING A SUBADVISER CHANGE
TO THE
USAA TOTAL RETURN STRATEGY FUND AND
USAA GLOBAL OPPORTUNITIES FUND

The USAA Total Return Strategy and USAA Global Opportunities Funds’ Board of Trustees (the Board) recently approved QS Investors, LLC (QS Investors) as a new subadviser for the USAA Total Return Strategy and USAA Global Opportunities Funds (the Funds), with the change taking effect on
 August 1, 2010. In 2002, the U.S. Securities and Exchange Commission granted an order permitting USAA Investment Management Company (IMCO) to change subadvisers for a Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). One of the conditions of the Order requires IMCO, within 90 days of the hiring of any new subadviser, to furnish the Funds’ shareholders all the information that would have been included in a proxy statement. This statement provides such information regarding the hiring of QS Investors. This Information Statement is first being delivered to shareholders on or about August 30, 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INVESTMENT SUBADVISORY AGREEMENT BETWEEN
USAA INVESTMENT MANAGEMENT COMPANY (IMCO)
AND QS INVESTORS, LLC

WHAT WAS THE PROCESS THAT LED TO QS INVESTORS BECOMING THE FUNDS’ NEW SUBADVISER?

Earlier this year, Deutsche Investment Management Americas Inc. (DIMA), announced its intention to transition members of its Quantitative Strategies Group (the QS Group), including members of the Funds’ portfolio management team, into a separate investment advisory firm named QS Investors, LLC. The change in control at DIMA resulted in a termination of the existing subadvisory agreement by operation of law. In order for each Fund to continue to access the investment expertise offered by the members of the QS Group following the separation, IMCO recommended that the Funds’ Board approve the new subadvisory agreement (Subadvisory Agreement) between IMCO and QS Investors. IMCO will continue to oversee the management of the Fund as its investment adviser.

WHAT ARE THE KEY PROVISIONS OF THE SUBADVISORY AGREEMENT?

Under the Subadvisory Agreement, IMCO will employ QS Investors to manage a portion or all of the day-to-day investment of the Funds’ assets consistent with the Funds’ investment objective, policies, and restrictions. QS Investors will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to the supervision and monitoring of IMCO and the oversight of the Funds’ Board. IMCO, and not the Funds, will be responsible for paying all fees charged by QS Investors for these subadvisory services. Any description of the Subadvisory Agreement set forth herein is qualified in its entirety by the actual Subadvisory Agreement, a form of which is attached as Exhibit A.

WHEN DID THE INVESTMENT SUBADVISORY AGREEMENT TAKE EFFECT?

The Subadvisory Agreement took effect on August 1, 2010, and will remain in effect for an initial two-year period ending on July 31, 2012. Thereafter, the Subadvisory Agreement will continue automatically for successive years, provided that it is specifically approved at least annually by a vote of a majority of the Board members who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (Independent Board Members) and by a majority of all Board members. Each Fund may terminate the Subadvisory Agreement, without penalty, by a vote of a majority of the Independent Board Members or by vote of a majority of the Fund’s outstanding shares, without penalty, on not more than 60 days’ written notice to IMCO and/or QS Investors. IMCO may at any time terminate the Subadvisory Agreement, without penalty, by written notice to QS Investors. QS Investors may terminate its Subadvisory Agreement, without penalty, by not less than 90 days’ written notice to IMCO. The Subadvisory Agreement automatically will terminate without penalty in the event of its assignment.

WILL THE FUNDS’ TOTAL EXPENSES CHANGE AS A RESULT OF THE SUBADVISORY AGREEMENT WITH QS INVESTORS?

No, the Subadvisory Agreement will not affect the Funds’ total expense ratio. IMCO (not the Fund) pays a fee to QS Investors for services under the Sub-advisory Agreement.

2

WILL THE FUNDS’ INVESTMENT OBJECTIVE OR INVESTMENT STRATEGIES CHANGE AS A RESULT OF THE SUBADVISORY AGREEMWNT WITH QS INVESTORS?

No, the Funds’ investment objective and strategies will remain the same.

WHAT INFORMATION DID THE BOARD CONSIDER PRIOR TO APPROVING THE SUBADVISORY AGREEMENT WITH QS INVESTORS?

At a meeting on June 25, 2010, the Board, including the Independent Board Members, approved the Subadvisory Agreement with QS Investors. In advance of the meeting, the Board received and considered a variety of information relating to the Subadvisory Agreement and QS Investors, and was given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) the qualifications of the individuals at QS Investors responsible for these investment activities; (ii) the fees to be paid to QS Investors; and (iii) the fact that the investment personnel who previously serviced the Funds under the Subadvisory Agreement with DIMA would continue to serve the Funds under the Subadvisory Agreement. Prior to voting, the Independent Board Members reviewed the proposed Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed Subadvisory Agreement. The Independent Board Members also reviewed the proposed Subadvisory Agreement in private sessions with their counsel at which no representatives of management were present.

In approving the Funds’ Subadvisory Agreement with QS Investors, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the Funds by QS Investors, including the personnel that will be providing services; (ii) QS Investors’ compensation and any other benefits that will be derived from the subadvisory relationship by QS Investors; (iii) comparisons, to the extent available, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board’s analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including the Independent Board Members, voted to approve the Subadvisory Agreement with QS Investors. In approving the Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Independent Board Member may have attributed different weights to various factors. Throughout their

3

deliberations, the Independent Board Members were represented and assisted by independent counsel.

Nature, Extent, and Quality of Services Provided; Investment Personnel.
The Board considered information provided to it regarding the services to be provided by QS Investors. The Board considered QS Investors’ level of know-ledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the invest-ment of portfolio securities with respect to the Funds and QS Investors’ level of staffing. The Board noted their familiarity with the investment personnel at QS Investors through their prior experience with DIMA. The Board also noted QS Investors’ brokerage practices. The Board also considered DIMA’s regulatory and compliance history and the substantially similar resources, code of ethics, and compliance program at QS Investors. The Board noted that IMCO’s monitoring processes of QS Investors would include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) periodic due diligence reviews of QS Investors. The Board also took into consideration the financial condition of QS Investors.

Subadviser Compensation. In considering the cost of services to be provided by QS Investors and the profitability to QS Investors of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement would be paid by IMCO. The Board also relied on the ability of IMCO to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. The Board also considered information relating to the cost of services to be provided by QS Investors, QS Investors’ anticipated profitability with respect to the Funds, and the potential economies of scale in QS Investors’ management of the Funds, to the extent available. However, this information was less significant to the Board’s consideration of the Subadvisory Agreement than the other factors considered for the above reasons.

Subadvisory Fees and Fund Performance. The Board considered the subadvisory fees for the Funds in comparison to the fees that QS Investors charges to comparable clients, as applicable. The Board considered that the Funds pay a management fee to IMCO and that, in turn, IMCO will pay a subadvisory fee to QS Investors. The Board took into account that the advisory fees paid by the Funds would not change. The Board also noted that the subadvisory fee payable to QS Investors is identical to the prior subadvisory fee paid to DIMA. The Board noted IMCO’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of DIMA.

4

The Board also noted DIMA’s long-term performance record for other accounts and that they believed the Funds would receive the same nature and scope of services.

Conclusion. The Board reached the following conclusions regarding the Sub-advisory Agreement, among others: (i) QS Investors is qualified to manage a portion of the Funds’ assets in accordance with their investment objectives and policies; (ii) QS Investors maintains an appropriate compliance program; (iii) and the Funds’ advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by IMCO and QS Investors. Based on its conclusions, the Board determined that approval of the Sub-advisory Agreement with QS Investors would be in the best interests of the Funds and their shareholders.

WHAT GENERAL INFORMATION IS AVAILABLE ABOUT QS INVESTORS?

QS Investors, located at 880 Third Avenue, New York, NY 10022, is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management, and quantitative analysis.

WHO ARE THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF QS INVESTORS?

The names and principal occupations of the current directors and principal executive officer of QS Investors are set forth as follows:

NAME	PRINCIPAL OCCUPATION
Janet Campagna	Chief Executive Officer
James Norman	President
Rosemary Macedo	Chief Investment Officer
Robert Wang	Head of Portfolio Management and Implementation
Marco Veissid	Head of Relationship Manager

Each of these individuals has a business address of QS Investors, 880 Third Avenue, New York, NY 10022.

5

DOES QS INVESTORS OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE FUND?

No.

WHAT WILL IMCO PAY QS INVESTORS FOR ITS SUBADVISORY SERVICES?

IMCO (not the Fund) will pay QS Investors a fee in the annual amount of 0.60% of the portion of the USAA Total Return Strategy Fund’s average daily net assets that QS Investors manages and a fee in the annual amount of 0.15% of the portion of the USAA Global Opportunities Fund’s average daily net assets that QS Investors manages.

DOES QS INVESTORS ACT AS ADVISER FOR SIMILAR FUNDS?

QS Investors does not provide any investment advisory services to other mutual funds with a similar investment objective as the Funds.

NAME AND ADDRESS OF
THE FUNDS’ INVESTMENT ADVISER,
PRINCIPAL UNDERWRITER, AND ADMINISTRATOR

IMCO, located at 9800 Fredericksburg Road, San Antonio, TX 78288, is the Fund’s investment adviser, principal underwriter, and administrator.

SHARES OWNED

As of August 1, 2010, there were 17,863,976.414 shares of the USAA Total
Return Strategy Fund and 48,041,706.888 shares of the USAA Global Opportunities Fund outstanding. No shareholder held of record or owned beneficially 5% or more of the Funds.

FINANCIAL INFORMATION

EACH FUND HAS INCLUDED WITH THIS MAILING A COPY OF ITS SEMIANNUAL REPORT FOR ITS MOST RECENT PERIOD AND WILL FURNISH, WITHOUT CHARGE, TO YOU UPON REQUEST A COPY OF THE FUNDS’ ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR. SUCH REQUEST MAY BE DIRECTED TO USAA INVESTMENT

6

MANAGEMENT COMPANY, 9800 FREDERICKSBURG ROAD, SAN ANTONIO, TEXAS 78288 OR (800) 531-USAA (8722).

HOUSEHOLDING

Each household will receive a single copy of this Information Statement even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive an individual copy of this Information Statement, please call us toll free at (800) 531-USAA (8722) or contact us at 9800 Fredericksburg Road, San Antonio, Texas 78288 and we will send you an individual copy.

7

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of August 1, 2010, (the Effective Date) between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and QS INVESTORS, LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in New York (QS Investors).

WHEREAS, IMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

WHEREAS, IMCO wishes to retain QS Investors to render investment advisory services to such series (or portions thereof) of the Trust as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

WHEREAS, QS Investors is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. Appointment of QS Investors.  IMCO hereby appoints QS Investors to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement.  QS Investors will be an independent contractor and will have no authority to act for or represent the Trust or IMCO in any way or otherwise be deemed an agent of the Trust or IMCO except as expressly authorized in this Agreement or another writing by the Trust, IMCO and QS Investors.  QS Investors accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.Duties of QS Investors.

(a) Authority to Invest.  Subject to the control and supervision of IMCO and the Trust’s Board of Trustees (the Board), QS Investors, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time.  It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the related Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time, upon three business days prior notice to QS Investors.  QS Investors shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund.  Should QS Investors anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

For each Fund set forth on Schedule A to this Agreement, QS Investors shall provide investment advice only with respect to the discrete portion of the Fund’s portfolio allocated to it by IMCO as the Fund Account from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, QS Investors shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent QS Investors wishes to hold cash or cash equivalents in excess of 10% of a Fund Account’s assets, QS Investors must request in writing and receive advance permission from IMCO.

In accordance with Subsection (b) of this Section 2, QS Investors shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

In the performance of its duties, QS Investors will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund, (iv) the Trust’s compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to “regulated investment companies” (as defined in Section 851 of the Code), as from time to time in effect (and for this purpose, QS Investors may treat each Fund Account as if it were the entire assets of a Fund), and (vi) the written instructions of IMCO.  QS Investors shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing.  IMCO shall be responsible for providing QS Investors with the Trust’s Master Trust Agreement, as amended and supplemented, the Trust’s By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2.  IMCO shall provide QS Investors with prior written notice of any material change to the Trust’s Registration Statement that would affect QS Investors’ management of a Fund Account.

(b) Portfolio Transactions.  In connection with the management of the investment and reinvestment of the Fund Accounts’ assets, QS Investors will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein.  In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, QS Investors shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  In using its best efforts to obtain the most favorable price and execution available, QS Investors, bearing in mind the best interests of each Fund for which it is managing a Fund Account, at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer’s spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange Act), QS Investors shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to QS Investors an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering comparable execution capability in the portfolio investment would have charged for effecting that transaction if QS Investors determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or QS Investors’ overall responsibilities with respect to the Fund and to other clients of QS Investors as to which QS Investors exercises investment discretion.  The Board or IMCO may direct QS Investors to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when QS Investors deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of QS Investors, QS Investors, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by QS Investors in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

QS Investors may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account.  In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, QS Investors may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

QS Investors will advise the Funds’ custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds’ custodian may need to settle a security’s purchase or sale.  QS Investors shall not have possession or custody of any Fund’s investments.  The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon QS Investors giving proper instructions to the custodian, QS Investors shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and IMCO.

Notwithstanding the foregoing, QS Investors agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. QS Investors shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained.  In addition, QS Investors agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an “affiliated person” (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of QS Investors, except as permitted under the 1940 Act.  IMCO agrees that it will provide QS Investors with a list of brokers and dealers that are affiliated persons of the Trust, or affiliated persons of such persons, and shall timely update that list as the need arises.  The Trust agrees that any entity or person associated with IMCO or QS Investors that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

(c) Expenses.  QS Investors, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of QS Investors’ duties under this Agreement.  However, QS Investors shall not be obligated to pay any expenses of IMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

(d) Valuation.  Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, QS Investors, at its expense, will provide assistance to IMCO regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act.  The parties acknowledge that IMCO is responsible for final pricing determinations and calculations, and that QS Investors will take such steps as necessary to assist IMCO in reaching such pricing determinations for Fund Account securities. QS Investors also shall monitor for “significant events” that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account’s portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

(e) Reports and Availability of Personnel.  QS Investors, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of QS Investors set forth herein.  QS Investors, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to QS Investors’ duties hereunder.

(f) Compliance Matters.  QS Investors, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time.  QS Investors also shall cooperate with and provide reasonable assistance to IMCO, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

(g) Books and Records.  QS Investors will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts.  Pursuant to Rule 31a-3 under the 1940 Act, QS Investors agrees that:  (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund’s or IMCO’s request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account.  Notwithstanding subsection (ii) above, QS Investors may maintain copies of such records to comply with its recordkeeping obligations.

(h) Proxies.  Unless and until QS Investors is otherwise directed by IMCO or the Board, IMCO will vote proxies with respect to a Fund Account’s securities and exercise rights in corporate actions or otherwise in accordance with such proxy voting guidelines as IMCO supplies to QS Investors from time to time.

3. Advisory Fee.  IMCO shall pay to QS Investors as compensation for QS Investors’ services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified by mutual agreement of the parties hereto from time to time, subject to any appropriate approvals required by the 1940 Act.  Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month.  IMCO (and not the Funds) shall pay such fees.  If QS Investors shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.Representations And Warranties.

(a) QS Investors.  QS Investors represents and warrants to IMCO that (i) the retention of QS Investors by IMCO as contemplated by this Agreement is authorized by QS Investors’ governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which QS Investors or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of QS Investors and when executed and delivered by QS Investors will be a legal, valid and binding obligation of QS Investors, enforceable against QS Investors in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable  principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) QS Investors is registered as an investment adviser under the Advisers Act; (v) QS Investors has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that QS Investors and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, QS Investors shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) QS Investors is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) QS Investors will promptly notify IMCO of the occurrence of any event that would disqualify QS Investors from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) QS Investors has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) QS Investors will notify IMCO of any “assignment” (as defined in the 1940 Act) of this Agreement or change of control of QS Investors, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of QS Investors, in each case prior to or promptly after, such change; and (x) QS Investors has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.  QS Investors makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, whether on a relative or absolute basis.

(b) IMCO.  IMCO represents and warrants to QS Investors that (i) the retention of QS Investors by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Trust and IMCO, enforceable against the Trust and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) IMCO will promptly notify QS Investors of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) IMCO and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund’s shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.Liability and Indemnification.

(a) QS Investors.  QS Investors shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of QS Investors in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to QS Investors which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to IMCO or the Trust by QS Investors Indemnities (as defined below) for use therein.  QS Investors shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is QS Investors’ indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

(b) IMCO.  IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which QS Investors, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, QS Investors Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished in writing to IMCO or the Trust.  IMCO shall indemnify and hold harmless QS Investors Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case shall IMCO’s indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6. Duration and Termination of this Agreement.  This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.  This Agreement shall remain in full force and effect continuously thereafter, except as follows:

(a)By vote of a majority of (i) the Board members who are not “interested persons” (as defined in the 1940 Act) of the Funds, IMCO, or QS Investors (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to IMCO and QS Investors.

(b)This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval.  If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, QS Investors may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(c)IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to QS Investors.  QS Investors may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days’ written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

(d)This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

(e)Any notice of termination served on QS Investors by IMCO shall be without prejudice to the obligation of QS Investors to complete transactions already initiated or acted upon with respect to a Fund.

Upon termination of this Agreement, the duties of IMCO delegated to QS Investors under this Agreement automatically shall revert to IMCO.  Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. Amendment of Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. Approval, Amendment, or Termination by Individual Fund. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. Services Not Exclusive.  The services of QS Investors to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and QS Investors shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby.  It is understood that the persons employed by QS Investors to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of QS Investors to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.  It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to QS Investors, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.Additional Agreements.

(a) Access to Information.  QS Investors shall, upon reasonable notice, afford IMCO at all reasonable times access to QS Investors’ officers, employees, agents with respect to the Funds and offices and to all its books and records and shall furnish IMCO with all financial and other data and information as requested; provided, however, that nothing contained herein shall obligate QS Investors to provide IMCO with access to the books and records of QS Investors relating to any other accounts other than the Funds.

(b) Confidentiality.  All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives) shall be treated confidentially and as proprietary information.  Each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party.

(c) Privacy Policy.  QS Investors acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

(d) Public Announcements.  No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

(e) Notifications.  QS Investors agrees that it will promptly notify IMCO in the event that: (i) QS Investors becomes or reasonably expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction or (ii) to the best of QS Investors’ knowledge, any affiliate of QS Investors becomes or reasonably expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction that could reasonably be expected to have a material adverse effect upon the ability of QS Investors to perform its duties under this Agreement.

(f) Insurance.  QS Investors agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of QS Investors’ business activities.

(g) Shareholder Meeting and Other Expenses.  In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or prospectus supplement to shareholders solely due to actions involving QS Investors, including, without limitation, a change of control of QS Investors or a portfolio manager change, QS Investors shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11. Miscellaneous.

(a) Notices.  All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received.  Notice shall be given to the parties at the following addresses:

IMCO:       USAA Investment Management Company
          9800 Fredericksburg Road, A-O3-W
         San Antonio, Texas 78288
                                     Facsimile No.: (210) 498-4022
                                    Attention: Securities Counsel

QS Investors:QS Investors Holdings, LLC
                                    880 3rd Avenue, 7th Floor
                                    New York, New York 10022
                                   Attention: Janet Campagna

(b) Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(c) Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act.  To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

(d) Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Headings.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f) Entire Agreement.  This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof.  It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, IMCO and QS Investors have caused this Agreement to be executed as of the date first set forth above.

Attest:	USAA INVESTMENT MANAGEMENT COMPANY

By: /s/ Christopher P. Laia Name: Christopher P. Laia Title: Secretary	By: /s/ Daniel S. McNamara Name: Daniel S. McNamara Title: President

By: /s/ Mark R. Kamstra
Name:  Mark R. Kamstra
Title:    Authorized Signatory

Attest:	QS INVESTORS, LLC

By: /s/ Princess Perdue                  By: /s/ Janet Campagna
Name: Princess Perdue                         Name: Janet Campagna
Title: Secretary                                                      Title: CEO

SCHEDULE A

Balanced Strategy Fund

Total Return Strategy Fund

Global Opportunities Fund

 SCHEDULE B

FEES

Fund Account	Rate per annum of the average daily net assets of the Fund Account
Balanced Strategy Fund	0.15%*
Total Return Strategy Fund	0.60%*
Global Opportunities Fund	0.15%*

* QS Investors agrees that it will not seek to increase this fee rate during the period ending July 31, 2013 (the Lock).  This Lock does not limit the rights of the Funds’ shareholders, the Funds’ Board, or IMCO as set forth in Section 6 of the Agreement (“Duration and Termination of this Agreement”).

USAA
EAGLE
LOGO (r)
INFORMATION STATEMENT
REGARDING A SUBADVISER CHANGE
TO THE
USAA BALANCED STRATEGY FUND

The USAA Balanced Strategy Fund’s Board of Trustees (the Board) recently approved QS Investors, LLC (QS Investors) as a new subadviser for the USAA Balanced Strategy Fund (the Fund), with the change taking effect on August 1, 2010. In 2002, the U.S. Securities and Exchange Commission granted an order permitting USAA Investment Management Company (IMCO) to change subadvisers for a Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). One of the conditions of the Order requires IMCO, within 90 days of the hiring of any new subadviser, to furnish the Fund’s shareholders all the information that would have been included in a proxy statement. This statement provides such information regarding the hiring of QS Investors. This Information Statement is first being delivered to shareholders on or about October 1, 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INVESTMENT SUBADVISORY AGREEMENT BETWEEN
USAA INVESTMENT MANAGEMENT COMPANY (IMCO)
AND QS INVESTORS, LLC

WHAT WAS THE PROCESS THAT LED TO QS INVESTORS BECOMING THE FUND’S NEW SUBADVISER?

Earlier this year, Deutsche Investment Management Americas Inc. (DIMA), announced its intention to transition members of its Quantitative Strategies Group (the QS Group), including members of the Fund’s portfolio management team, into a separate investment advisory firm named QS Investors, LLC. The change in control at DIMA resulted in a termination of the existing subadvisory agreement by operation of law. In order for the Fund to continue to access the investment expertise offered by the members of the QS Group following the separation, IMCO recommended that the Fund’s Board approve the new Subadvisory Agreement between IMCO and QS Investors. IMCO will continue to oversee the management of the Fund as its investment adviser.

WHAT ARE THE KEY PROVISIONS OF THE SUBADVISORY AGREEMENT?

Under the Subadvisory Agreement, IMCO will employ QS Investors to manage a portion of the day-to-day investment of the Fund’s assets consistent with the Fund’s investment objective, policies, and restrictions. QS Investors will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to the supervision and monitoring of IMCO and the oversight of the Fund’s Board. IMCO, and not the Fund, will be responsible for paying all fees charged by QS Investors for these subadvisory services. Any description of the Subadvisory Agreement set forth herein is qualified in its entirety by the actual Subadvisory Agreement, a form of which is attached as Exhibit A.

WHEN DID THE INVESTMENT SUBADVISORY AGREEMENT TAKE EFFECT?

The Subadvisory Agreement took effect on August 1, 2010, and will remain in effect for an initial two-year period ending on July 31, 2012. Thereafter, the Subadvisory Agreement will continue automatically for successive years, provided that it is specifically approved at least annually by a vote of a majority of the Board members who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (Independent Board Members) and by a majority of all Board members. The Fund may terminate the Subadvisory Agreement, without penalty, by a vote of a majority of the Independent Board Members or by vote of a majority of the Fund’s outstanding shares, without penalty, on not more than 60 days’ written notice to IMCO and/or QS Investors. IMCO may at any time terminate the Subadvisory Agreement, without penalty, by written notice to QS Investors. QS Investors may terminate its Subadvisory Agreement, without penalty, by not less than 90 days’ written notice to IMCO. The Subadvisory Agreement automatically will terminate without penalty in the event of its assignment.

WILL THE FUND’S TOTAL EXPENSES CHANGE AS A RESULT OF THE SUBADVISORY AGREEMENT WITH QS INVESTORS?

No, the Subadvisory Agreement will not affect the Fund’s total expense ratio. IMCO (not the Fund) pays a fee to QS Investors for services under the Sub-advisory Agreement.

WILL THE FUND’S INVESTMENT OBJECTIVE OR INVESTMENT STRATEGIES CHANGE AS A RESULT OF THE SUBADVISORY AGREEMENT WITH QS INVESTORS?

No, the Fund’s investment objective and strategies will remain the same.

WHAT INFORMATION DID THE BOARD CONSIDER PRIOR TO APPROVING THE SUBADVISORY AGREEMENT WITH QS INVESTORS?

At a meeting on June 25, 2010, the Board, including the Independent Board Members, approved the Subadvisory Agreement with QS Investors. In advance of the meeting, the Board received and considered a variety of information relating to the Subadvisory Agreement and QS Investors, and was given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) the qualifications of the individuals at QS Investors responsible for these investment activities; (ii) the fees to be paid to QS Investors; and (iii) the fact that the investment personnel who previously serviced the Fund under the Subadvisory Agreement with DIMA would continue to serve the Fund under the Subadvisory Agreement. Prior to voting, the Independent Board Members reviewed the proposed Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed Subadvisory Agreement. The Independent Board Members also reviewed the proposed Subadvisory Agreement in private sessions with their counsel at which no representatives of management were present.

In approving the Fund’s Subadvisory Agreement with QS Investors, the Board considered various factors, among them: (i) the nature, extent, and quality of services to be provided to the Fund by QS Investors, including the personnel that will be providing services; (ii) QS Investors’ compensation and any other benefits that will be derived from the subadvisory relationship by QS Investors; (iii) comparisons, to the extent available, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board’s analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including the Independent Board Members, voted to approve the Subadvisory Agreement with QS Investors. In approving the Subadvisory Agreement, the Board did not identify any single factor as controlling, and each Independent Board Member may have attributed different weights to various factors. Throughout their deliberations, the Independent Board Members were represented and assisted by independent counsel.

Nature, Extent, and Quality of Services Provided; Investment Personnel.
The Board considered information provided to it regarding the services to be provided by QS Investors. The Board considered QS Investors’ level of know-ledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the invest-ment of portfolio securities with respect to the Fund and QS Investors’ level of staffing. The Board noted their familiarity with the investment personnel at QS Investors through their prior experience with DIMA. The Board also noted QS Investors’ brokerage practices. The Board also considered DIMA’s regulatory and compliance history and the substantially similar resources, code of ethics, and compliance program at QS Investors. The Board noted that IMCO’s monitoring processes of QS Investors would include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) periodic due diligence reviews of QS Investors. The Board also took into consideration the financial condition of QS Investors.

Subadviser Compensation. In considering the cost of services to be provided by QS Investors and the profitability to QS Investors of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreement would be paid by IMCO. The Board also relied on the ability of IMCO to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. The Board also considered information relating to the cost of services to be provided by QS Investors, QS Investors’ anticipated profitability with respect to the Fund, and the potential economies of scale in QS Investors’ management of the Fund, to the extent available. However, this information was less significant to the Board’s consideration of the Subadvisory Agreement than the other factors considered for the above reasons.

Subadvisory Fees and Fund Performance. The Board considered the subadvisory fees for the Fund in comparison to the fees that QS Investors charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to IMCO and that, in turn, IMCO will pay a subadvisory fee to QS Investors. The Board took into account that the advisory fees paid by the Fund would not change.

The Board also noted that the sub-advisory fee payable to QS Investors is identical to the prior subadvisory fee paid to DIMA. The Board noted IMCO’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of DIMA. The Board also noted DIMA’s long-term performance record for other accounts and that they believed the Fund would receive the same nature and scope of services.

Conclusion. The Board reached the following conclusions regarding the Sub-advisory Agreement, among others: (i) QS Investors is qualified to manage a portion of the Fund’s assets in accordance with their investment objectives and policies; (ii) QS Investors maintains an appropriate compliance program; (iii) and the Fund’s advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by IMCO and QS Investors. Based on its conclusions, the Board determined that approval of the Sub-advisory Agreement with QS Investors would be in the best interests of the Fund and its shareholders.

WHAT GENERAL INFORMATION IS AVAILABLE ABOUT QS INVESTORS?

QS Investors, located at 880 Third Avenue, New York, NY 10022, is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management, and quantitative analysis.

WHO ARE THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF QS INVESTORS?

The names and principal occupations of the current directors and principal executive officer of QS Investors are set forth as follows:

NAME AND POSITION	PRINCIPAL OCCUPATION
Janet Campagna	Chief Executive Officer
James Norman	President
Rosemary Macedo	Chief Investment Officer
Robert Wang	Head of Portfolio Management and Implementation
Marco Veissid	Head of Relationship Manager

Each of these individuals has a business address of QS Investors, 880 Third Avenue, New York, NY 10022.

DOES QS INVESTORS OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE FUND?

No.

WHAT WILL IMCO PAY QS INVESTORS FOR ITS SUBADVISORY SERVICES?

IMCO (not the Fund) will pay QS Investors a fee in the annual amount of 0.15% of the portion of the Fund’s average daily net assets that QS Investors manages.

DOES QS INVESTORS ACT AS ADVISER FOR SIMILAR FUNDS?

QS Investors does not provide any investment advisory services to other mutual funds with a similar investment objective as the Funds.

NAME AND ADDRESS OF
THE FUND’S INVESTMENT ADVISER,
PRINCIPAL UNDERWRITER, AND ADMINISTRATOR

IMCO, located at 9800 Fredericksburg Road, San Antonio, TX 78288, is the Fund’s investment adviser, principal underwriter, and administrator.

SHARES OWNED

As of August 1, 2010, there were 49,149,260.264 shares of the USAA Balanced Strategy Fund outstanding. No shareholder held of record or owned beneficially 5% or more of the Funds.

FINANCIAL INFORMATION

THE FUND WILL FURNISH, WITHOUT CHARGE, TO YOU UPON REQUEST A COPY OF ITS ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR. SUCH REQUEST MAY BE DIRECTED TO USAA INVESTMENT MANAGEMENT COMPANY, 9800 FREDERICKSBURG ROAD, SAN ANTONIO, TEXAS 78288 OR (800) 531-USAA (8722).

HOUSEHOLDING

Each household will receive a single copy of this Information Statement even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive an individual copy of this Information Statement, please call us toll free at (800) 531-USAA (8722) or contact us at 9800 Fredericksburg Road, San Antonio, Texas 78288 and we will send you an individual copy.

Exhibit A

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of August 1, 2010, (the Effective Date) between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and QS INVESTORS, LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in New York (QS Investors).

WHEREAS, IMCO serves as the investment adviser to USAA Mutual Funds Trust, a statutory trust organized under the laws of the state of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

WHEREAS, IMCO wishes to retain QS Investors to render investment advisory services to such series (or portions thereof) of the Trust as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

WHEREAS, QS Investors is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. Appointment of QS Investors.  IMCO hereby appoints QS Investors to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement.  QS Investors will be an independent contractor and will have no authority to act for or represent the Trust or IMCO in any way or otherwise be deemed an agent of the Trust or IMCO except as expressly authorized in this Agreement or another writing by the Trust, IMCO and QS Investors.  QS Investors accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.Duties of QS Investors.

(a) Authority to Invest.  Subject to the control and supervision of IMCO and the Trust’s Board of Trustees (the Board), QS Investors, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time.  It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the related Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time, upon three business days prior notice to QS Investors.  QS Investors shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund.  Should QS Investors anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

For each Fund set forth on Schedule A to this Agreement, QS Investors shall provide investment advice only with respect to the discrete portion of the Fund’s portfolio allocated to it by IMCO as the Fund Account from time to time and shall not consult with any other subadviser of such Fund concerning transactions for the Fund in securities or other assets.

With respect to the management of each Fund Account pursuant to this Agreement, QS Investors shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent QS Investors wishes to hold cash or cash equivalents in excess of 10% of a Fund Account’s assets, QS Investors must request in writing and receive advance permission from IMCO.

In accordance with Subsection (b) of this Section 2, QS Investors shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

In the performance of its duties, QS Investors will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund, (iv) the Trust’s compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to “regulated investment companies” (as defined in Section 851 of the Code), as from time to time in effect (and for this purpose, QS Investors may treat each Fund Account as if it were the entire assets of a Fund), and (vi) the written instructions of IMCO.  QS Investors shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing.  IMCO shall be responsible for providing QS Investors with the Trust’s Master Trust Agreement, as amended and supplemented, the Trust’s By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2.  IMCO shall provide QS Investors with prior written notice of any material change to the Trust’s Registration Statement that would affect QS Investors’ management of a Fund Account.

(b) Portfolio Transactions.  In connection with the management of the investment and reinvestment of the Fund Accounts’ assets, QS Investors will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein.  In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, QS Investors shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  In using its best efforts to obtain the most favorable price and execution available, QS Investors, bearing in mind the best interests of each Fund for which it is managing a Fund Account, at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer’s spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange Act), QS Investors shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to QS Investors an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering comparable execution capability in the portfolio investment would have charged for effecting that transaction if QS Investors determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or QS Investors’ overall responsibilities with respect to the Fund and to other clients of QS Investors as to which QS Investors exercises investment discretion.  The Board or IMCO may direct QS Investors to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when QS Investors deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of QS Investors, QS Investors, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by QS Investors in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

QS Investors may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account.  In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, QS Investors may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

QS Investors will advise the Funds’ custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds’ custodian may need to settle a security’s purchase or sale.  QS Investors shall not have possession or custody of any Fund’s investments.  The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon QS Investors giving proper instructions to the custodian, QS Investors shall have no responsibility or liability for the acts, omissions or other conduct of the custodian, depository, or other agent designated by the custodian and IMCO.

Notwithstanding the foregoing, QS Investors agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. QS Investors shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained.  In addition, QS Investors agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an “affiliated person” (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of QS Investors, except as permitted under the 1940 Act.  IMCO agrees that it will provide QS Investors with a list of brokers and dealers that are affiliated persons of the Trust, or affiliated persons of such persons, and shall timely update that list as the need arises.  The Trust agrees that any entity or person associated with IMCO or QS Investors that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

(c) Expenses.  QS Investors, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of QS Investors’ duties under this Agreement.  However, QS Investors shall not be obligated to pay any expenses of IMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

(d) Valuation.  Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, QS Investors, at its expense, will provide assistance to IMCO regarding the valuation of securities that are the subject of a significant event, not registered for public sale, not traded on any securities markets, or otherwise deemed illiquid for purposes of the 1940 Act.  The parties acknowledge that IMCO is responsible for final pricing determinations and calculations, and that QS Investors will take such steps as necessary to assist IMCO in reaching such pricing determinations for Fund Account securities. QS Investors also shall monitor for “significant events” that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account’s portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

(e) Reports and Availability of Personnel.  QS Investors, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of QS Investors set forth herein.  QS Investors, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to QS Investors’ duties hereunder.

(f) Compliance Matters.  QS Investors, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time.  QS Investors also shall cooperate with and provide reasonable assistance to IMCO, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

(g) Books and Records.  QS Investors will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts.  Pursuant to Rule 31a-3 under the 1940 Act, QS Investors agrees that:  (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund’s or IMCO’s request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account.  Notwithstanding subsection (ii) above, QS Investors may maintain copies of such records to comply with its recordkeeping obligations.

(h) Proxies.  Unless and until QS Investors is otherwise directed by IMCO or the Board, IMCO will vote proxies with respect to a Fund Account’s securities and exercise rights in corporate actions or otherwise in accordance with such proxy voting guidelines as IMCO supplies to QS Investors from time to time.

3. Advisory Fee.  IMCO shall pay to QS Investors as compensation for QS Investors’ services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified by mutual agreement of the parties hereto from time to time, subject to any appropriate approvals required by the 1940 Act.  Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month.  IMCO (and not the Funds) shall pay such fees.  If QS Investors shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.Representations And Warranties.

(a) QS Investors.  QS Investors represents and warrants to IMCO that (i) the retention of QS Investors by IMCO as contemplated by this Agreement is authorized by QS Investors’ governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which QS Investors or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of QS Investors and when executed and delivered by QS Investors will be a legal, valid and binding obligation of QS Investors, enforceable against QS Investors in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable  principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) QS Investors is registered as an investment adviser under the Advisers Act; (v) QS Investors has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that QS Investors and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, QS Investors shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) QS Investors is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) QS Investors will promptly notify IMCO of the occurrence of any event that would disqualify QS Investors from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) QS Investors has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) QS Investors will notify IMCO of any “assignment” (as defined in the 1940 Act) of this Agreement or change of control of QS Investors, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of QS Investors, in each case prior to or promptly after, such change; and (x) QS Investors has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.  QS Investors makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, whether on a relative or absolute basis.

(b) IMCO.  IMCO represents and warrants to QS Investors that (i) the retention of QS Investors by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Trust and IMCO, enforceable against the Trust and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) IMCO will promptly notify QS Investors of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) IMCO and/or its affiliates have adopted and use their best efforts to enforce their policies to identify and prevent investors in the Fund from market timing the purchase and sale of the Fund’s shares or engaging in arbitrage activity to the detriment of long-term investors in the Fund.

5.Liability and Indemnification.

(a) QS Investors.  QS Investors shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of QS Investors in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to QS Investors which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to IMCO or the Trust by QS Investors Indemnities (as defined below) for use therein.  QS Investors shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case is QS Investors’ indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties under this Agreement or the Investment Advisory Agreement with the Trust.

(b) IMCO.  IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which QS Investors, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, QS Investors Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished in writing to IMCO or the Trust.  IMCO shall indemnify and hold harmless QS Investors Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses); provided, however, that in no case shall IMCO’s indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement.

6. Duration and Termination of this Agreement.  This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.  This Agreement shall remain in full force and effect continuously thereafter, except as follows:

(a)By vote of a majority of (i) the Board members who are not “interested persons” (as defined in the 1940 Act) of the Funds, IMCO, or QS Investors (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to IMCO and QS Investors.

(b)This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund, and (ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval.  If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, QS Investors may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

(c)IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to QS Investors.  QS Investors may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days’ written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

(d)This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

(e)Any notice of termination served on QS Investors by IMCO shall be without prejudice to the obligation of QS Investors to complete transactions already initiated or acted upon with respect to a Fund.

Upon termination of this Agreement, the duties of IMCO delegated to QS Investors under this Agreement automatically shall revert to IMCO.  Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a), and 11(c) of this Agreement shall remain in effect after any such termination.

7. Amendment of Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. Approval, Amendment, or Termination by Individual Fund. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. Services Not Exclusive.  The services of QS Investors to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and QS Investors shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby.  It is understood that the persons employed by QS Investors to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of QS Investors to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.  It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to QS Investors, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.Additional Agreements.

(a) Access to Information.  QS Investors shall, upon reasonable notice, afford IMCO at all reasonable times access to QS Investors’ officers, employees, agents with respect to the Funds and offices and to all its books and records and shall furnish IMCO with all financial and other data and information as requested; provided, however, that nothing contained herein shall obligate QS Investors to provide IMCO with access to the books and records of QS Investors relating to any other accounts other than the Funds.

(b) Confidentiality.  All information and advice furnished by one party to the other party (including their respective officers, employees and authorized representatives) shall be treated confidentially and as proprietary information.  Each party will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the other party, which approval shall not be unreasonably withheld and may not be withheld where a party may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the other party.

(c) Privacy Policy.  QS Investors acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

(d) Public Announcements.  No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

(e) Notifications.  QS Investors agrees that it will promptly notify IMCO in the event that: (i) QS Investors becomes or reasonably expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction or (ii) to the best of QS Investors’ knowledge, any affiliate of QS Investors becomes or reasonably expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction that could reasonably be expected to have a material adverse effect upon the ability of QS Investors to perform its duties under this Agreement.

(f) Insurance.  QS Investors agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of QS Investors’ business activities.

(g) Shareholder Meeting and Other Expenses.  In the event that the Trust shall be required to call a meeting of shareholders or send an information statement or prospectus supplement to shareholders solely due to actions involving QS Investors, including, without limitation, a change of control of QS Investors or a portfolio manager change, QS Investors shall bear all reasonable expenses associated with such shareholder meeting, information statement, or prospectus supplement.

11. Miscellaneous.

(a) Notices.  All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received.  Notice shall be given to the parties at the following addresses:

IMCO:                                   USAA Investment Management Company
9800 Fredericksburg Road, A-O3-W
San Antonio, Texas 78288
Facsimile No.: (210) 498-4022
Attention: Securities Counsel

QS Investors:QS Investors Holdings, LLC
880 3rd Avenue, 7th Floor
New York, New York 10022
Attention: Janet Campagna

(b) Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(c) Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act.  To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

(d) Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) Headings.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(f) Entire Agreement.  This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof.  It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, IMCO and QS Investors have caused this Agreement to be executed as of the date first set forth above.

Attest:	USAA INVESTMENT MANAGEMENT COMPANY

By: /s/ Christopher P. Laia Name: Christopher P. Laia Title: Secretary	By: /s/ Daniel S. McNamara Name: Daniel S. McNamara Title: President

By: /s/ Mark R. Kamstra
Name:  Mark R. Kamstra
Title:    Authorized Signatory

Attest:	QS INVESTORS, LLC

By: /s/ Princess Perdue                  By: /s/ Janet Campagna
Name: Princess Perdue                         Name: Janet Campagna
Title: Secretary                                                      Title: CEO

SCHEDULE A

Balanced Strategy Fund

Total Return Strategy Fund

Global Opportunities Fund

 SCHEDULE B

FEES

Fund Account	Rate per annum of the average daily net assets of the Fund Account
Balanced Strategy Fund	0.15%*
Total Return Strategy Fund	0.60%*
Global Opportunities Fund	0.15%*

* QS Investors agrees that it will not seek to increase this fee rate during the period ending July 31, 2013 (the Lock).  This Lock does not limit the rights of the Funds’ shareholders, the Funds’ Board, or IMCO as set forth in Section 6 of the Agreement (“Duration and Termination of this Agreement”).